Segmented Information	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
Segmented Information
18.	SEGMENTED INFORMATION
The Company operates as a single reportable segment with the CODM being the Company’s Chief Executive Officer who manages the Company’s operations on a consolidated basis. The accounting policies of the segment are the same as those described in the summary of significant accounting policies.
As the Company does not currently generate revenue, the CODM assesses Company performance through the achievement of pre-clinical and clinical research goals while evaluating the Company’s performance and allocates resources to the operations of the Company on a total company basis. This enables the CEO to assess the overall level of resources available and how to best deploy these resources.
The CODM uses net loss to monitor budget versus actual results and to analyze cash flows in assessing performance of the segment and allocating resources. The measure of segment assets is reported on the consolidated balance sheet as total consolidated assets, with a majority of these assets located in Canada.
The following table presents information about significant segment expenses and segment loss:

Year ended December 31,	2024	2023

Direct external research and development costs
EP-104IAR	$2,945,435	$8,463,722
EP-104GI	5,156,725	1,459,966
Pre-clinical	2,264,151	1,616,238
Salaries and benefits	7,274,742	5,035,970
Share based payments	3,223,464	1,412,257
License costs	—	5,000,000
Other Research and Development expenses	428,673	330,430
Other General and Administrative expenses	5,710,221	4,528,646

Total segment expenses	27,003,411	27,847,229

Reconciling items:
Interest income	1,159,943	862,969
Interest expense	(603,573)	(1,170,173)
Gain (loss) on sale of equipment	18,611	(4,846)
Foreign exchange gain (loss)	(159,214)	66,291
Convertible debt costs	(355,582)	—
Change in fair value of financial instruments	1,200,541	(836,595)
Tax expense	(1,804)	(36,423)

Net loss for the year	$(25,744,489)	$(28,966,006)